Exhibit 10.4

GUARANTY AGREEMENT

THIS GUARANTY AGREEMENT, dated as of December 29, 2004, (as amended, supplemented and otherwise modified from time to time, this “Guaranty”), is made by and between NEW CENTURY FINANCIAL CORPORATION (together with its successors and permitted assigns, the “Guarantor”) and CITIGROUP GLOBAL MARKETS REALTY CORP. (the “Lender”), party to the Master Loan and Security Agreement referred to below.

RECITALS

WHEREAS, pursuant to the Amended and Restated Master Loan and Security Agreement, dated as of December 29, 2004 (as amended, supplemented or otherwise modified from time to time, the “Loan Agreement”), among NC Capital Corporation, (the “Borrower”), New Century Mortgage Corporation (the “Servicer”), New Century Financial Corporation (the “Guarantor”) and Citigroup Global Markets Realty Corp. (the “Lender”), the Lender has agreed to provide financing to the Borrower to purchase Eligible Assets; and

WHEREAS, as of the date hereof, the Borrower is an indirect wholly-owned subsidiary of the Guarantor, and the Guarantor will therefore derive a substantial direct and indirect benefit from the Lender’s providing financing to the Borrower pursuant to the Loan Agreement. For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantor has agreed (subject to certain limitations) to guaranty the Borrower’s obligations with respect to the Loan Agreement and the documents referenced therein.

NOW, THEREFORE, for good and valuable consideration, receipt of which by the parties hereto is hereby acknowledged, the parties hereto hereby agree as follows:

1. Defined Terms.

(a) Unless otherwise defined herein, terms defined in the Loan Agreement and used herein shall have the meanings given to them in the Loan Agreement.

(b) “Expiration Date” shall have the meaning set forth in Section 2(d) herein.

(c) “Obligations” shall mean the obligations and liabilities of the Borrower and the Guarantor to the Lender, including, without limitation, the obligations whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, or out of or in connection with the Loan Agreement, this Guaranty or any other document made, delivered or given in connection therewith or herewith, whether on account of covenants, reimbursement obligations, fees, indemnities, costs, expenses (including, without limitation, all fees and disbursements of counsel to the Lender that are required to be paid by the Borrower pursuant to the terms of the Loan Agreement) or otherwise.

(d) The words “hereof”, “herein” and “hereunder” and words of similar import when used in this Guaranty shall refer to this Guaranty as a whole and not to any particular provision of this Guaranty, and section and paragraph references are to this Guaranty unless otherwise specified.

(e) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

2. Guaranty.

(a) The Guarantor hereby, unconditionally and irrevocably, guarantees to the Lender and its successors, indorsees, transferees and assigns the prompt and complete payment and performance by the Borrower when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations.

(b) The Guarantor further agrees to pay any and all expenses (including, without limitation, all reasonable fees and disbursements of counsel) which may be paid or incurred by the Lender in enforcing any rights with respect to, or collecting, any or all of the Obligations and/or enforcing any rights with respect to, or collecting against, the Guarantor under this Guaranty. This Guaranty shall remain in full force and effect until the Obligations are paid in full, notwithstanding that from time to time prior thereto the Borrower may be free from any Obligations.

(c) The Guarantor agrees that the Obligations may at any time and from time to time exceed the amount of the liability of the Guarantor hereunder without impairing this Guaranty or affecting the rights and remedies of the Lender hereunder.

(d) No payment or payments made by the Borrower, the Guarantor, any other Guarantor or any other Person or received or collected by the Lender from the Borrower, the Guarantor, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of the Guarantor hereunder which shall, notwithstanding any such payment or payments other than payments made by the Guarantor in respect of the Obligations or payments received or collected from the Guarantor in respect of the Obligations remain liable for the Obligations up to the maximum liability of the Guarantor hereunder until the Obligations paid in full and the Loan Agreement is terminated (such date, the “Expiration Date”).

(e) The Guarantor agrees that whenever, at any time, or from time to time, it shall make any payment to the Lender on account of its liability hereunder, it will notify the Lender in writing that such payment is made under this Guaranty for such purpose.

3. [Reserved]

4. Representations and Warranties of the Guarantor. The Guarantor hereby represents and warrants that:

(a) It is duly organized and validly existing in good standing under the laws of the jurisdiction under which it is organized and is duly qualified to do business and is in good standing in every other jurisdiction as to which the nature of the business conducted by it makes such qualification necessary.

(b) It has the full power, authority and legal right to execute, deliver and perform its obligations under this Guaranty. This Guaranty has been duly authorized, executed and delivered by it, has not been amended or otherwise modified, is in full force and effect and is the legal, valid and binding obligation of the Guarantor, enforceable against it in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights of creditors generally and to the application of general principles of equity (regardless of whether considered in a proceeding in equity or at law).

(c) Neither the execution and delivery of this Guaranty nor the consummation of the transactions contemplated herein will conflict with or result in a breach of, or require any consent under, any applicable law or regulation, or any order, writ, injunction or decree of any court or governmental authority or agency, or any material agreement or instrument to which the Guarantor is a party or by which the Guarantor or its property is bound or to which the Guarantor is subject, or constitute a default under any such material agreement or instrument, or (except for the liens created pursuant hereto) result in the creation or imposition of any lien or encumbrance upon the Guarantor’s revenues or assets pursuant to the terms of any such material agreement or instrument.

(d) It has received and reviewed copies of the Loan Agreement.

(e) There is no action, suit or proceeding at law or in equity by or before any governmental authority, arbitral tribunal or other body now pending, or to the best of the Guarantor’s knowledge, threatened against or affecting the Guarantor or its property that has a reasonable likelihood of having a material adverse effect on the Guarantor’s condition, financial or otherwise.

(f) No authorizations, approvals or consents of, and no filings or registrations with, any governmental authority are necessary for the execution, delivery or performance by the Guarantors of this Guaranty.

(g) In exchange for the guaranty hereunder, it will derive a benefit from the Lender providing financing to the Borrower.

(h) It is solvent on the date hereof.

(i) It is a qualified real estate investment trust (“REIT”) under Section 856 of the Internal Revenue Code of 1986, as amended and it is in compliance with all provisions of the Code governing its REIT status.

5. Covenants of the Guarantor.

5.01 The Guarantor covenants and agrees that:

(a) It shall pay and discharge all taxes now or hereafter imposed on it, on its income or profits, on any of its property or upon the liens provided herein prior to the date on which penalties attach thereto; it shall promptly pay any valid, final judgment enforcing any such tax and cause the same to be satisfied of record and shall also pay, or cause to be paid, when due all claims for labor, material, supplies or services that, if unpaid, could by law result in a mechanics’ lien.

(b) It shall notify the Lender promptly upon obtaining knowledge of any material action, suit or proceeding at law or in equity by or before any government authority, arbitral tribunal or other body pending or threatened against it or the Borrower.

(c) It will take all steps necessary to maintain its status as a REIT.

6. Right of Set-off. Upon the occurrence of any Event of Default, the Guarantor hereby irrevocably authorizes the Lender or any of its Affiliates at any time and from time to time without notice to the Guarantor, any such notice being expressly waived by the Guarantor, to set-off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by the Lender or any of its Affiliates to or for the credit or the account of the Guarantor, or any part thereof in such amounts as the Lender may elect, against and on account of the obligations and liabilities of the Guarantor to the Lender hereunder and claims of every nature and description of the Lender or any of its Affiliates against the Guarantor, in any currency, whether arising hereunder, under the Loan Agreement, as the Lender may elect, whether or not the Lender has made any demand for payment and although such obligations, liabilities and claims may be contingent or unmatured. The Lender shall notify the Guarantor promptly of any such set-off and the application made by the Lender; provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Lender and its Affiliates under this Section are in addition to other rights and remedies (including without limitation, other rights of set-off) which the Lender and its Affiliates may have.

7. No Subrogation. Notwithstanding any payment or payments made by the Guarantor hereunder or any set-off or application of funds of the Guarantor by the Lender or any of its Affiliates, the Guarantor shall not be entitled to be subrogated to any of the rights of the Lender against the Borrower or any other guarantor or any collateral security or guarantee or right of offset held by the Lender for the payment of the Obligations, nor shall the Guarantor seek or be entitled to seek any contribution or reimbursement from the Borrower or any other guarantor in respect of payments made by the Guarantor hereunder, until all amounts owing to the Lender by the Borrower on account of the Obligations are paid in full and the Loan Agreement is terminated. If any amount shall be paid to the Guarantor on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full, such amount shall be held by the Guarantor in trust for the Lender, segregated from other funds of the Guarantor, and shall, forthwith upon receipt by the Guarantor, be turned over to the Lender in the exact form received by the Guarantor (duly indorsed by the Guarantor to the Lender, if required), to be applied against the Obligations, whether matured or unmatured, in such order as the Lender may determine.

8. Amendments, Etc. with Respect to the Obligations. The Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against the Guarantor and without notice to or further assent by the Guarantor, any demand for payment of any of the Obligations made by the Lender may be rescinded by the Lender and any of the Obligations continued, and the Obligations, or the liability of any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Lender, and the Loan Agreement and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Lender may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by the Lender for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. The Lender shall not have any obligation to protect, secure, perfect or insure any lien at any time held by it as security for the Obligations or for this Guaranty or any property subject thereto. When making any demand hereunder against the Guarantor, the Lender may, but shall be under no obligation to, make a similar demand on the Lender or any other the Guarantor, and any failure by the Lender to make any such demand or to collect any payments from the Borrower or any such other the Guarantor or any release of the Borrower or such other guarantor shall not relieve the Guarantor of its obligations or liabilities hereunder, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of the Lender against the Guarantor. For the purposes hereof “demand” shall include the commencement and continuance of any legal proceedings.

9. Waiver of Rights. The Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations, and notice of or proof of reliance by the Lender upon this Guaranty or acceptance of this Guaranty; the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon this Guaranty; and all dealings between the Borrower and the Guarantor, on the one hand, and the Lender, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon this Guaranty. The Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Borrower or the Guarantor with respect to the Obligations.

10. Guaranty Absolute and Unconditional. The Guarantor understands and agrees that this Guaranty shall be construed as a continuing, absolute and unconditional guarantee of the full and punctual payment and performance by the Borrower of the Obligations and not of their collectibility only and is in no way conditioned upon any requirement that the Lender first attempt to collect any of the obligations from the Borrower, without regard to (a) the validity, regularity or enforceability of the Loan Agreement, any of the Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Lender, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by the Borrower against the Lender, or (c) any other circumstance whatsoever (with or without notice to or knowledge of the Borrower or the Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Borrower from the Obligations, or of the Guarantor from this Guaranty, in bankruptcy or in any other instance. When pursuing its rights and remedies hereunder against the Guarantor, the Lender may, but shall be under no obligation to, pursue such rights and remedies as it may have against the Borrower or any other Person or any other collateral security or guarantee for the Obligations or any right of offset with respect thereto, and any failure by the Lender to pursue such other rights or remedies or to collect any payments from the Borrower or any such other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Lender or any such other Person or any such collateral security, guarantee or right of offset, shall not relieve the Guarantor of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Lender against the Guarantor. This Guaranty shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon the Guarantor and the successors and assigns thereof, and shall inure to the benefit of the Lender, and its successors, indorsees, transferees and assigns, until all the Obligations and the obligations of the Guarantor under this Guaranty shall have been satisfied by payment in full and the Loan Agreement shall be terminated, notwithstanding that from time to time during the term of the Loan Agreement the Borrower may be free from any Obligations.

11. Reinstatement. This Guaranty shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by the Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or the Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or the Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

12. Payments. The Guarantor hereby guarantees that payments hereunder will be paid to the Lender without set-off or counterclaim, in U.S. Dollars in accordance with the wiring instructions of the Lender.

13. Notices. All notices, requests and other communications provided for herein (including without limitation any modifications of, or waivers, requests or consents under, this Guaranty) shall be given or made in writing (including without limitation by telex or telecopy) and delivered to the intended recipient at the “Address for Notices” specified on the signature page hereto; or, as to any party, at such other address as shall be designated by such party in a written notice to each other party. All such communications shall be deemed to have been duly given when transmitted by telex or telecopy or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

14. Severability. Any provision of this Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

15. Integration. This Guaranty and the Loan Agreement represent the agreement of the Guarantor with respect to the subject matter hereof and thereof and there are no promises or representations by the Lender relative to the subject matter hereof or thereof not reflected herein or therein.

16. Amendments in Writing; No Waiver; Cumulative Remedies.

(a) None of the terms or provisions of this Guaranty may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Guarantor, and the Lender; provided that any provision of this Guaranty may be waived by the Lender.

(b) The Lender shall not by any act (except by a written instrument pursuant to Section 16(a) hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Lender would otherwise have on any future occasion.

(c) The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

17. Section Headings. The section headings used in this Guaranty are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

18. Successors and Assigns. This Guaranty shall be binding upon the successors and assigns of the Guarantor and shall inure to the benefit of the Lender and its successors and assigns. This Guaranty may not be assigned by the Guarantor without the express written consent of the Lender.

19. Governing Law. THIS GUARANTY SHALL BE GOVERNED BY NEW YORK LAW WITHOUT REFERENCE TO CHOICE OF LAW DOCTRINE.

20. SUBMISSION TO JURISDICTION; WAIVERS. THE GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY:

(A) SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS GUARANTY AND THE LOAN AGREEMENT, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE NON-EXCLUSIVE GENERAL JURISDICTION OF THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND APPELLATE COURTS FROM ANY THEREOF;

(B) CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN SUCH COURTS AND, TO THE EXTENT PERMITTED BY LAW, WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME;

(C) AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO ITS ADDRESS SET FORTH UNDER ITS SIGNATURE BELOW OR AT SUCH OTHER ADDRESS OF WHICH THE LENDER SHALL HAVE BEEN NOTIFIED; AND

(D) AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT TO SUE IN ANY OTHER JURISDICTION.

21. WAIVER OF JURY TRIAL. THE GUARANTOR HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHTS TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY, THE LOAN AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

22. Agents. The Lender may employ agents and attorneys-in-fact in connection herewith and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it in good faith.

23. Counterparts. This Guaranty may be executed in any number of counterparts, all of which when taken together shall constitute one and the same instrument and any of the parties hereto may execute this Guaranty by signing any such counterpart.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Guaranty to be duly executed and delivered as of the day and year first above written.

NEW CENTURY FINANCIAL CORPORATION

By:	/s/ Kevin Cloyd
Name:	Kevin Cloyd
Title:	Executive Vice President

By:	/s/ Edward F. Gotschall
Name:	Edward F. Gotschall
Title:	Vice Chairman, Finance

Address for Notices:

18400 Von Karman, Suite 1000
Irvine, California 92612
Attention: Stergios Theologides, Esq.
Telecopier No.: 949-863-7243
Telephone No.: 949-440-7030

CITIGROUP GLOBAL MARKETS REALTY CORP.

By:	/s/ James Xanthos
Name:	James Xanthos
Title:	Authorized Signer

Address for Notices:

390 Greenwich Street, 6th Floor
New York, New York 10013
Attention: James Xanthos
Telephone: 212-723-4144
Facsimile: 212-723-8591